UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 2, 2022 (August 30, 2022)

Innovative Payment Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

56B 5th Street, Lot 1, #AT

Carmel by the Sea, CA 93921

(Address of principal executive offices)

(866) 477-4729

(Registrant’s telephone number, including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported by Innovative Payment Solutions, Inc. (the “Company”), the Company entered into separate Securities Purchase Agreements, each dated February 16, 2021, with each of Cavalry Fund I LP (“Cavalry”) and Mercer Street Global Opportunity Fund, LLC (“Mercer”), pursuant to which the Company received $500,500 and $500,500 from Cavalry and Mercer, respectively, in exchange for the issuance of: (i) Original Issue Discount 12.5% Convertible Notes (the “Notes” and each a “Note”) in the principal amount of $572,000 to each of Cavalry and Mercer; and (ii) five-year warrants (the “Original Warrants”) issued to each of Cavalry and Mercer to purchase 2,486,957 shares of the Company’s common stock at an exercise price of $0.24 per share.

Also as previously reported, on February 3, 2022, the Company extended its indebtedness to each of Cavalry and Mercer from February 16, 2022 to August 16, 2022 in consideration of increasing the principal amount outstanding and due to Cavalry and Mercer under their respective Notes by ten percent (10%).

On August 30, 2022, the Company again extended its indebtedness to each of Cavalry and Mercer from August 16, 2022 to November 16, 2022 in consideration of (i) increasing the principal amount outstanding and due to Cavalry and Mercer under their respective Notes by twenty percent (20%) and (ii) issuing to each of Cavalry and Mercer a new five-year warrant (each, an “Extension Warrant”) to purchase an additional 3,000,000 shares of Company common stock at an exercise price of $0.15 per share. The Extension Warrant contains the same terms and provisions in all material respects as the Original Warrants, except for difference in exercise price.

The aggregate principal amount of each of the Cavalry Note and the Mercer Note after such extension is $1,091,754.13.

The agreement of extension between the Company and each of Cavalry and Mercer are filed as Exhibits 4.1 and 4.2 hereto, respectively. The form of Extension Warrant is filed as Exhibit 4.3 hereto. The foregoing description of the terms and provisions of the agreements of extension and the Extension Warrant is a summary only and does not purport to be complete and, is qualified in its entirety by reference to the full text of such documents, which text is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Exhibits
4.1	Extension Letter Agreement with Cavalry Fund I LP, dated August 30, 2022.
4.2	Extension Letter Agreement with Mercer Street Global Opportunity Fund, LLC, dated August 30, 2022.
4.3	Form of Extension Warrant, dated August 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE PAYMENT SOLUTIONS, INC.

Dated: September 2, 2022	By:	/s/ William D. Corbett
	Name:	William D. Corbett
	Title:	Chief Executive Officer

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